Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for January 31, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: January 31, 2019	Ticker # HPS	Fund Name John Hancock Preferred Income Fund III	CUSIP 41021P103

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0703	58%	$0.6348	87%
Estimated Return of Capital (1), (2)	$0.0519	42%	$0.0982	13%
Total (per common share)	$0.1222	100%	$0.7330	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0159 (13%) and $0.0982 (13%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for February 28, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: February 28, 2019	Ticker # HPS	Fund Name John Hancock Preferred Income Fund III	CUSIP 41021P103

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1149	94%	$0.7593	89%
Estimated Return of Capital (1), (2)	$0.0073	6%	$0.0958	11%
Total (per common share)	$0.1222	100%	$0.8551	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0134 (11%) and $0.0958 (11%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for March 29, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: March 29, 2019	Ticker # HPS	Fund Name John Hancock Preferred Income Fund III	CUSIP 41021P103

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1029	84%	$0.8653	89%
Estimated Return of Capital (1), (2)	$0.0193	16%	$0.1119	11%
Total (per common share)	$0.1222	100%	$0.9772	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0159 (13%) and $0.1270 (13%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for April 30, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: April 30, 2019	Ticker # HPS	Fund Name John Hancock Preferred Income Fund III	CUSIP 41021P103

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0435	36%	$0.9089	83%
Estimated Return of Capital (1), (2)	$0.0787	64%	$0.1903	17%
Total (per common share)	$0.1222	100%	$1.0992	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0220 (18%) and $0.1979 (18%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for June 28, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: June 28, 2019	Ticker # HPS	Fund Name John Hancock Preferred Income Fund III	CUSIP 41021P103

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0980	80%	$1.1636	87%
Estimated Return of Capital (1), (2)	$0.0242	20%	$0.1795	13%
Total (per common share)	$0.1222	100%	$1.3431	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0171 (14%) and $0.1880 (14%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for July 31, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: July 31, 2019	Ticker # HPS	Fund Name John Hancock Preferred Income Fund III	CUSIP 41021P103

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0589	48%	$1.2214	83%
Estimated Return of Capital (1), (2)	$0.0633	52%	$0.2437	17%
Total (per common share)	$0.1222	100%	$1.4651	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0208 (17%) and $0.2491 (17%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.